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DocuSign Envelope ID: AC1B0C42-998C-46CA-AD90-95F53325E62E

                                                             POWER OF ATTORNEY

                        Know all by these presents, that the undersigned hereby constitutes and appoints  John Collins,

               James Potter  and  Monica Greenberg  with full power of substitution, the undersignedTMs true and lawful attorney-in-fact to:

                         (1)      execute for and on behalf of the undersigned, in the undersignedTMs capacity as executive officer,  director  and/or  beneficial  owner  of  equity  securities  of  LivePerson,  Inc.  (the

                                  Company), (i) any forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act of 1933, as amended (the Securities Act), (ii) Forms 3, 4 and 5 in  accordance  with  Section  16(a)  of  the  Securities  Exchange  Act  of  1934,  as amended

                                  (the Exchange Act), (iii) Schedules 13D and 13G in accordance with  Section 13 of the

                                  Exchange Act and (iv) and any other forms or reports the undersigned may be required to file  in  connection  with  the  undersignedTMs  ownership,  acquisition,  or  disposition  of securities of the Company;

                         (2)      do  and  perform  any  and  all  acts  for  and  on  behalf  of  the  undersigned  which  may  be necessary or desirable to complete and execute any such (i) form required to be filed by the undersigned pursuant to Rule 144 under the Securities Act, (ii) Form 3, 4 or 5 under

                                  Section 16(a) of the Exchange Act, (iii) Schedule 13D or 13G  under Section 13 of the

                                  Exchange  Act  or  (iv)  other  form  or  report,  including,  without  limitation,  all  forms  or reports necessary to obtain EDGAR Identification Numbers, and timely file such form or report  with  the  United  States  Securities  and  Exchange  Commission  and  any  stock exchange or similar authority; and

                         (3)      take any other action of any type whatsoever in connection with the foregoing which, in the  opinion  of  such  attorney-in-fact,  may  be  of  benefit  to,  in  the  best  interests  of,  or legally required by, the undersigned, it being understood that the documents executed by such  attorney-in-fact  on  behalf  of  the  undersigned  pursuant  to  this  Power  of  Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-factTMs discretion.

                         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-factTMs substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersignedTMs responsibilities to comply with Rule 144 under the Securities Act or Sections 13 or 16 of the Exchange Act.

                         This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any form required to be filed by the undersigned pursuant to Rule 144 under the Securities

               Act, any Form 3, 4 or 5 under Section 16(a) of the Exchange Act  or any Schedule 13D or 13G under

               Section  13  of  the  Exchange  Act  with  respect  to  the  undersignedTMs  holdings  of  and  transactions  in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

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               61167776

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DocuSign Envelope ID: AC1B0C42-998C-46CA-AD90-95F53325E62E

                                IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as th

                   of this ___   day of August, 2023.

                                                                                                Jeffrey Ford

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